UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 10, 2023
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Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)
(267) 270-4800
(Registrant’s telephone number, including area code)
N/A
Former name or former address, if changed since last report
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 10, 2023, Independence Realty Trust, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. The Company’s stockholders voted on: (1) the election of nine directors, each to serve for a term expiring at the Company’s 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2023, and (3) an advisory, non-binding resolution on the Company’s executive compensation. The tables below show the voting results.
Proposal 1: Election of Nine Directors.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Scott F. Schaeffer	157,068,198	8,045,761	534,677	21,384,377
Stephen R. Bowie	163,771,752	1,394,474	482,410	21,384,377
Ned W. Brines	162,469,457	2,690,599	488,580	21,384,377
Richard D. Gebert	162,477,686	2,640,342	530,608	21,384,377
Melinda H. McClure	160,797,210	4,333,552	517,874	21,384,377
Thomas H. Purcell	163,693,756	1,468,557	486,323	21,384,377
Ana Marie del Rio	163,772,435	1,392,127	484,074	21,384,377
Deforest B. Soaries, Jr., D. Min.	160,259,626	4,854,660	534,350	21,384,377
Lisa Washington	163,740,580	1,372,497	535,559	21,384,377
Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
184,760,962	1,981,497	290,554	—
Proposal 3: Advisory, non-binding resolution on the Company’s executive compensation program.

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,956,684	5,089,991	601,961	21,384,377
Item 7.01    Regulation FD Disclosure.
The slide presentation attached hereto as Exhibit 99.1, and incorporated herein by reference, may be used by Independence Realty Trust, Inc. (“IRT”) in various presentations to investors beginning May 10, 2023.
The information in the Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

99.1	Slide Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

May 10, 2023	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer